UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2018

Commission	Registrant, State of Incorporation	Employer
File Number	Address and Telephone Number	Identification No.
1-9052	DPL INC.	31-1163136
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-259-7215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On February 5, 2018, Barry J. Bentley, Craig L. Jackson, Leonardo Moreno, Mary Stawikey, and Kenneth J. Zagzebski were elected, or re-elected, to the Board of Directors (the “Board”) of DPL Inc. (“DPL”).

Also on February 5, 2018, the following organizational changes at DPL were made, effective March 31, 2018:

•	Kenneth J. Zagzebski resigned as President and Chief Executive Officer to assume the role of Chairman of the Board.

•	Craig L. Jackson was promoted from Chief Financial Officer to President and Chief Executive Officer.

•	Gustavo Pimenta was elected Chief Financial Officer.

•	Kurt A. Tornquist resigned, and Karin M. Nyhuis was elected, as Controller.

Mr. Jackson, 45, has been Chief Financial Officer of DPL and subsidiaries of DPL since 2012 and also is a member of the Board. Mr. Jackson joined DPL in 2004 and has held various positions of increasing responsibility in the finance and accounting organizations at DPL. Mr. Jackson also has served in various capacities within the utility finance and accounting sectors, including as a current director or officer of various other affiliated energy companies of The AES Corporation (“AES”). Mr. Jackson received a B.S. in business administration from Bloomsburg University and an M.B.A. from Wright State University. Mr. Jackson serves on the board of directors of The DP&L Foundation, Rebuilding Together Indianapolis, and Daybreak.

Mr. Pimenta, 39, has been Chief Financial Officer for AES operations in Mexico, Central America and the Caribbean since January 2015. From 2009-2014, Mr. Pimenta held several senior management positions at AES in Brazil, including being Chief Financial Officer with responsibility over the listed companies AES Tiete and AES Eletropaulo. Before joining AES, Mr. Pimenta worked as Vice President of Strategy and M&A for Citibank in New York and London. Prior to Citibank, Mr. Pimenta served as Senior Auditor at KPMG. Over the years, Mr. Pimenta has successfully led several multi-billion equity and debt capital markets transactions in the US and across Latin America. He holds a bachelor degree in Economics from Universidade Federal de Minas Gerais (UFMG) and a master degree with honors in Economics and Finance from Fundação Getulio Vargas (FGV), and has also participated in development programs in Leadership, Strategy, Finance and Risk Management at the New York University, Darden School of Business and Georgetown University.

Ms. Nyhuis, 35, has been DPL’s Director of Financial Reporting and Accounting since June 2016 and has held various positions of increasing responsibility in DPL’s accounting organization since joining DPL in 2007, including Director of Financial Reporting from June 2013 to June 2016 and Manager of Accounting and Reporting from 2012 to June 2013.  Ms. Nyhuis also has served in various capacities within the utility accounting sectors, including with various affiliated energy companies of AES, such as IPALCO Enterprises, Inc. and its subsidiaries.  Prior to joining DPL, Ms. Nyhuis held roles in Public Accounting with Ernst & Young LLP.  Ms.

Nyhuis received a B.A. in Accounting and Finance from Cedarville University and an M.B.A. from Wright State University and is a Certified Public Accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: February 5, 2018	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	General Counsel and Secretary

3